Prospectus supplement	October 9, 2012

Putnam Absolute Return 100 Fund Prospectus dated February 29, 2012

The sub-section Your fund’s management in the section Fund summary and the section Who oversees and manages the fund? are supplemented to reflect that the fund’s portfolio managers are now D. William Kohli, Kevin Murphy, Michael Salm and Paul Scanlon.

Additional information regarding Messrs. Kohli, Murphy, Salm and Scanlon, including their business experience during the last five years, is set forth in the prospectus.

277765 - 10/12